SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2001

                        FBR ASSET INVESTMENT CORPORATION
                    (Exact name of registrant as specified in its charter)



             VIRGINIA                     1-15049              54-1873198
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)



     Potomac Tower,  1001  Nineteenth  Street North,  Arlington,  Virginia 22209
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 469-1000


ITEM 5.

     On October   24,  2001,  FBR Asset  Investment  Corporation  issued a press release annnouncing record third quarter results.

     The following Exhibits are furnished as part of this report:

1. Exhibit 99.1 Press release dated October 24, 2001, FBR Asset Reports Record Third Quarter Results.

2. Exhibit 99.2 FBR Asset Investment Corporation Condensed Statement of Operations (Three months ended September 30).

3. Exhibit 99.3 FBR Asset Investment Corporation Condensed Statement of Operations (Nine months ended September 30).



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FBR ASSET INVESTMENT CORPORATION

Date: October 25, 2001                         By:  /s/  Kurt R. Harrington
                                               ---------------------------------
                                                    Kurt R. Harrington
                                                    Chief Financial Officer